SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(D) OF
               THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): January 13, 2003

                        COMTEX NEWS NETWORK, INC.
       (Exact Name of Registrant as Specified in Charter)

Delaware                 0-10541              13-3055012
(State or Other          (Commission         (I.R.S.
  Jurisdiction of         File No.)           Employer
  Incorporation)                              Identification No.)



4900 Seminary Road, Suite 800, Alexandria, Virginia    22311
(Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code:  (703) 820-2000

                     Not Applicable
  (Former name or former address, if changed since last report)
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Item 5.        Other Events

      On  January  13,  2003,  Comtex  News  Network,  Inc.  (the
"Company") issued a press release concerning the composition of its Board of Directors. The Company's press release is attached hereto as an exhibit.

Item 7.        Financial Statements and Exhibits

           The following Exhibits are filed as part of this report:

  Exhibit No.            Description
  -----------            -----------
     99.1 Press Release issued by Comtex News Network, Inc on January 13, 2003

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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              COMTEX NEWS NETWORK, INC.



DATE: January 13, 2003        By:  /s/Charles W. Terry
                              Charles W. Terry
                              President and Chief Executive Officer

                          EXHIBIT INDEX

The following Exhibits are filed as part of this report:

   Exhibit No.           Description
   -----------           -----------

     99.1 Press Release issued by Comtex News Network, Inc on January 13, 2003

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